Exhibit 10.19

                                         Option Agreement - Employment Agreement

CIT Group Inc.
Long-Term Incentive Plan
Stock Option Award Agreement

"Participant":

"Date of Award":  ______________, 2007

      This Award Agreement, effective as of the Date of Award set forth above, represents the grant of Nonqualified Stock Options (the "Options") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Stock Options. The Company hereby grants to the Participant Options to purchase Shares in the manner and subject to the terms and conditions of the Plan and this Award Agreement as follows:

                  (1)   Number of Shares Covered by these Options: [ ] Shares

                  (2)   "Option Price": $______.

                  (3) "Option Term": The Options have been granted for a period of seven (7) years ending on the seventh (7th) anniversary of the Date of Award.

            (B)   Vesting and Exercise of Options.

                  (1) Subject to Section E of this Award Agreement, Options do not provide the Participant with any rights or interests therein until they vest and become exercisable in accordance with the following or as otherwise set forth in the applicable Employment Agreement between the Company and the Participant in effect on the Date of the Award (the "Employment Agreement"):

                        (a) One-third of the Options will vest and become exercisable on a cumulative basis, on each of the first, second and third anniversaries of the Date of Award.

                        (b) Any Options not previously vested in accordance with Section (B)(1)(a) shall vest and become exercisable as of the date of the Participant's termination of employment due to death or "Disability," by the Participant for "Good Reason," or due to a termination by the Company without "Cause" (each as defined in the Employment Agreement).

                        (c) In the event of a Participant's "Retirement," as defined below, all Options not previously vested pursuant to Section (B)(1)(a) shall continue to vest and become exercisable in accordance with Section (B)(1)(a). "Retirement" means either (i) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service," and "Eligible Termination," shall have the meanings as defined in the Retirement Plan.

                  (2) If the Participant's employment with the Company terminates for a reason other than as set forth in Section (B)(1)(b) or (c) above, Options which have not vested and become exercisable shall terminate immediately and be of no further force or effect.

                  (3) Upon vesting, the Options will remain exercisable until they terminate in accordance with Section D below.

            (C)   How to Exercise an Option.

                  (1) The Options may be exercised by telephone or written notice to the Company's stock plan administrator, currently Smith Barney (the "Administrator"), specifying the number of Shares the Participant then desires to purchase, which may not be fewer than twenty-five (25). Except as provided in Section (C)(2) below, a Participant must send a check payable to the order of the Administrator for an amount in United States dollars equal to the Option Price of such Shares plus any fees or, if the Committee permits, Shares having an aggregate Fair Market Value (as of the trading date immediately preceding the date of exercise) equal to such Option Price which have been held by the Participant for at least six (6) months, or a combination of cash and such Shares. The Committee reserves the right to modify the exercise procedures from time to time.

                  (2) Subject to the approval of the Committee and applicable securities laws, the Participant may be permitted to exercise the Options pursuant to a "cashless exercise" procedure, as permitted under Federal Reserve Board's Regulation T, or by any other means which the Committee, in its discretion, determines to be consistent with the Plan's purpose and applicable law.

                  (3) As soon as practicable after receipt of such written notification and payment, Shares underlyling the Options shall be issued in the Participant's name and delivered to the Participant. The Company and the Administrator shall maintain a record of all information pertaining to the Participant's rights under this Award Agreement.

            (D) Termination of Options. The Options, which have vested and become exercisable as provided in Section (B) above, shall terminate and be of no force or effect as follows:

                  (1) If the Participant's employment terminates during the Option Term by reason of the Participant's death or Disability, by the Participant for Good Reason or by the Company without Cause, the Options will terminate and have no further force or effect upon the earliest of (a) three (3) years after the date of the Participant's death or Disability, (b) two (2) years after a termination by the Participant for Good Reason or by the Company without Cause, and (c) the expiration of the Option Term.

                  (2) If the Participant's employment terminates during the Option Term by reason of the Participant's Retirement, the Options will terminate and have no further force or effect upon the expiration of the Option Term.

                  (3) If the Participant's employment terminates during the Option Term for any reason not set forth in Sections
                        (D)(1) or (D)(2), the Options will terminate and have no further force or effect upon the earlier of (a) the expiration of three (3) months after the date of the Participant's termination of employment and (b) the expiration of the Option Term.

                  (4) If the Participant's employment with the Company does not terminate earlier, all Options not exercised shall terminate as of the expiration of the Option Term.

            (E) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, upon a Change of Control prior to the Participant's termination of employment, all Options that have not been terminated prior to the effective date of the Change of Control shall immediately vest and become exercisable and shall remain exercisable until the earlier of (a) the expiration of the Option Term and
                  (b) the second anniversary of the Participant's termination of employment with the Company.

            (F) Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to Shares subject to the Options (including voting rights) until such time that the Option Price has been paid in full and the Shares have been issued and delivered to the Participant. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13 of the Plan.

            (G) Transferability. The Options are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, during the Participant's lifetime, the Options shall be exercisable only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (H)   Miscellaneous

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt under the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to the exercise of the Option as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such Shares are then listed or traded, and/or any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) As the Option Price is equal to the Fair Market Value of a Share, the Options are intended to be exempt from
                        Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder ("Section 409A"). Notwithstanding the foregoing or any provision of the Plan or this Award Agreement, if any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under Section 409A, and/or
                        (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section H(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Options will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Delivery of the Shares underlying the Options upon exercise will be subject to the Participant satisfying all applicable federal, state, local and foreign tax obligations (including the Participant's FICA obligation). The Company shall have the power and the right to deduct or withhold from all amounts payable to the Participant in connection with the Options or otherwise, or require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon exercise of the Options.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or as the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (I) Acceptance of Award. Acceptance of this Award requires no action on the part of the Participant and the Participant will be deemed to have agreed to all terms and conditions hereof. If the Participant, however, desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

                  IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                                 CIT Group Inc.

                                 By ______________________
                                    Name:
                                    Title:

                      ESP Participant - Option Agreement (no "sale transaction")

CIT Group Inc.
Long-Term Incentive Plan
Stock Option Award Agreement

"Participant":

"Date of Award": __________, 2007

      This Award Agreement, effective as of the Date of Award set forth above, represents the grant of Nonqualified Stock Options (the "Options") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Stock Options. The Company hereby grants to the Participant Options to purchase Shares in the manner and subject to the terms and conditions of the Plan and this Award Agreement as follows:

                  (1)   Number of Shares Covered by these Options: [ ] Shares

                  (2)   "Option Price": $______.

                  (3) "Option Term": The Options have been granted for a period of seven (7) years ending on the seventh (7th) anniversary of the Date of Award.

            (B)   Vesting and Exercise of Options.

                  (1) Subject to Section E of this Award Agreement, Options do not provide the Participant with any rights or interests therein until they vest and become exercisable in accordance with the following:

                        (a) One-third of the Options will vest and become exercisable on a cumulative basis, on each of the first, second and third anniversaries of the Date of Award.

                        (b) Any Options not previously vested in accordance with Section (B)(1)(a) shall vest and become exercisable as of the date of the Participant's termination of employment due to death or Disability, or the date of the Participant's RIF Termination. For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment as a result of a reduction in force, corporate downsizing, change in operations, permanent and complete facility relocation or closing, or other similar job elimination, and
                              (ii) "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                        (c) In the event of a Participant's Retirement, all Options not previously vested pursuant to Section
                              (B)(1)(a) shall continue to vest and become exercisable in accordance with Section (B)(1)(a). "Retirement" means either (i) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service," and "Eligible Termination," shall have the meanings as defined in the Retirement Plan.

                  (2) If the Participant's employment with the Company terminates for a reason other than as set forth in Section (B)(1)(b) or (c) above, Options which have not vested and become exercisable shall terminate immediately and be of no further force or effect.

                  (3) Upon vesting, the Options will remain exercisable until they terminate in accordance with Section D below.

            (C)   How to Exercise an Option.

                  (1) The Options may be exercised by telephone or written notice to the Company's stock plan administrator, currently Smith Barney (the "Administrator"), specifying the number of Shares the Participant then desires to purchase, which may not be fewer than twenty-five (25). Except as provided in Section (C)(2) below, a Participant must send a check payable to the order of the Administrator for an amount in United States dollars equal to the Option Price of such

                        Shares plus any fees or, if the Committee permits, Shares having an aggregate Fair Market Value (as of the trading date immediately preceding the date of exercise) equal to such Option Price which have been held by the Participant for at least six (6) months, or a combination of cash and such Shares. The Committee reserves the right to modify the exercise procedures from time to time.

                  (2) Subject to the approval of the Committee and applicable securities laws, the Participant may be permitted to exercise the Options pursuant to a "cashless exercise" procedure, as permitted under Federal Reserve Board's Regulation T, or by any other means which the Committee, in its discretion, determines to be consistent with the Plan's purpose and applicable law.

                  (3) As soon as practicable after receipt of such written notification and payment, Shares underlying the Options shall be issued in the Participant's name and delivered to the Participant. The Company and the Administrator shall maintain a record of all information pertaining to the Participant's rights under this Award Agreement.

            (D) Termination of Options. The Options, which have vested and become exercisable as provided in Section (B) above, shall terminate and be of no force or effect as follows:

                  (1) If the Participant's employment terminates during the Option Term by reason of the Participant's death or Disability, the Options will terminate and have no further force or effect upon the earliest of (a) three
                        (3) years after the date of the Participant's death or Disability and (b) the expiration of the Option Term.

                  (2) If the Participant's employment terminates during the Option Term due to a RIF Termination or a termination with "Good Reason" or "Without Cause" (each as defined in the Company's Employee Severance Plan as amended as of March 1, 2004), the Options will terminate and have no force or effect upon the earlier of (a) two (2) years after the Participant's date of termination or (b) the expiration of the Option Term.

                  (3) If the Participant's employment terminates during the Option Term by reason of the Participant's Retirement, the Options will terminate and have no further force or effect upon the expiration of the Option Term.

                  (4) If the Participant's employment terminates during the Option Term for any reason not set forth in Sections
                        (D)(1), (D)(2) or (D)(3), the Options will terminate and have no further force or effect upon the earlier of (a) the expiration of three (3) months after the date of the

                        Participant's termination of employment and (b) the expiration of the Option Term.

                  (5) If the Participant's employment with the Company does not terminate earlier, all Options not exercised shall terminate as of the expiration of the Option Term.

            (E) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, upon a Change of Control prior to the Participant's termination of employment, all Options that have not been terminated prior to the effective date of the Change of Control shall immediately vest and become exercisable and shall remain exercisable until the earlier of (a) the expiration of the Option Term and (b) the second anniversary of the Participant's termination of employment with the Company.

            (F) Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to Shares subject to the Options (including voting rights) until such time that the Option Price has been paid in full and the Shares have been issued and delivered to the Participant. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13 of the Plan.

            (G) Transferability. The Options are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, during the Participant's lifetime, the Options shall be exercisable only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (H)   Miscellaneous

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt under the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to the exercise of the Option as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such Shares are then listed or traded, and/or any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) As the Option Price is equal to the Fair Market Value of a Share, the Options are intended to be exempt from
                        Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder ("Section 409A"). Notwithstanding the foregoing or any provision of the Plan or this Award Agreement, if any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under Section 409A, and/or
                        (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section H(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Options will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Delivery of the Shares underlying the Options upon exercise will be subject to the Participant satisfying all applicable federal, state, local and foreign tax obligations (including the Participant's FICA obligation). The Company shall have the power and the right to deduct or withhold from all amounts payable to the Participant in connection with the Options, or otherwise, or require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon exercise of the Options.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or as the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (I) Acceptance of Award. Acceptance of this Award requires no action on the part of the Participant and the Participant will be deemed to have agreed to all terms and conditions hereof. If the Participant, however, desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

                  IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                                 CIT Group Inc.

                                 By ______________________
                                    Name:
                                    Title:

                                                Option Agreement (non-executive)

CIT Group Inc.
Long-Term Incentive Plan
Stock Option Award Agreement

"Participant":

"Date of Award":  ______________, 2007

      This Award Agreement, effective as of the Date of Award set forth above, represents the grant of Nonqualified Stock Options (the "Options") by CIT Group Inc., a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the CIT Group Inc. Long-Term Incentive Plan (the "Plan"). All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein.

      The parties hereto agree as follows:

            (A) Grant of Stock Options. The Company hereby grants to the Participant Options to purchase Shares in the manner and subject to the terms and conditions of the Plan and this Award Agreement as follows:

                  (1)   Number of Shares Covered by these Options: [ ] Shares

                  (2)   "Option Price": $______.

                  (3) "Option Term": The Options have been granted for a period of seven (7) years ending on the seventh (7th) anniversary of the Date of Award.

            (B)   Vesting and Exercise of Options.

                  (1) Subject to Section E of this Award Agreement, Options do not provide the Participant with any rights or interests therein until they vest and become exercisable in accordance with the following:

                        (a) One-third of the Options will vest and become exercisable on a cumulative basis, on each of the first, second and third anniversaries of the Date of Award.

                        (b) Any Options not previously vested in accordance with Section (B)(1)(a) shall vest and become exercisable as of the date of the Participant's termination of employment due to death or Disability, or the date of the Participant's RIF Termination. For purposes of this Award Agreement, (i) a "RIF Termination" shall mean the termination of a Participant's employment as a result of a reduction in force, corporate downsizing, change in operations, permanent and complete facility relocation or closing, or other similar job elimination, and
                              (ii) "Disability" shall have the meaning ascribed thereto under the Company's long-term disability plan or policy applicable to the Participant, as in effect from time to time, or, in the event the Company has no long-term disability plan or policy, "Disability" shall have the same meaning as defined in the Company's applicable long-term disability plan or policy last in effect prior to the first date a Participant suffers from such Disability.

                        (c) In the event of a Participant's Retirement (as defined below), all Options not previously vested pursuant to Section (B)(1)(a) shall continue to vest and become exercisable in accordance with Section (B)(1)(a). "Retirement" means either (i) a Participant's election to retire upon attaining his or her "Normal Retirement Age"; or (ii) a Participant's election to retire upon (A) completing at least a 10-year "Period of Benefit Service" and (B) having either (1) attained age 55, or (2) incurred an "Eligible Termination" and, at the time of such "Eligible Termination," having attained age 54. The terms "Normal Retirement Age," "Period of Benefit Service," and "Eligible Termination," shall have the meanings as defined in the Retirement Plan.

                  (2) If the Participant's employment with the Company terminates for a reason other than as set forth in Section (B)(1)(b) or (c) above, Options which have not vested and become exercisable shall terminate immediately and be of no further force or effect.

                  (3) Upon vesting, the Options will remain exercisable until they terminate in accordance with Section D below.

            (C)   How to Exercise an Option.

                  (1) The Options may be exercised by telephone or written notice to the Company's stock plan administrator, currently Smith Barney (the "Administrator"), specifying the number of Shares the Participant then desires to purchase, which may not be fewer than twenty-five (25). Except as provided in Section (C)(2) below, a Participant must send a check payable to the order of the Administrator for an amount in United States dollars equal to the Option Price of such Shares plus any fees or, if the Committee permits, Shares having an aggregate Fair Market Value (as of the trading date immediately preceding the date of exercise) equal to such Option Price which have been held by the Participant for at least six (6) months, or a combination of cash and such Shares. The Committee reserves the right to modify the exercise procedures from time to time.

                  (2) Subject to the approval of the Committee and applicable securities laws, the Participant may be permitted to exercise the Options pursuant to a "cashless exercise" procedure, as permitted under Federal Reserve Board's Regulation T, or by any other means which the Committee, in its discretion, determines to be consistent with the Plan's purpose and applicable law.

                  (3) As soon as practicable after receipt of such written notification and payment, Shares underlying the Options shall be issued in the Participant's name and delivered to the Participant. The Company and the Administrator shall maintain a record of all information pertaining to the Participant's rights under this Award Agreement.

            (D) Termination of Options. The Options, which have vested and become exercisable as provided in Section (B) above, shall terminate and be of no force or effect as follows:

                  (1) If the Participant's employment terminates during the Option Term by reason of the Participant's death or Disability, the Options will terminate and have no further force or effect upon the earlier of (a) three
                        (3) years after the date of the Participant's death or Disability and (b) the expiration of the Option Term.

                  (2) If the Participant's employment terminates during the Option Term by reason of the Participant's Retirement, the Options will terminate and have no further force or effect upon the expiration of the Option Term.

                  (3) If the Participant's employment terminated during the Option Term due to a RIF Termination, the Option will terminate and have no further force or effect upon the earlier of (a) two (2) years after the termination date, and (b) the expiration of the Option Term.

                  (4) If the Participant's employment terminates during the Option Term for any reason not set forth in Sections
                        (D)(1), (D)(2), or (D)(3) the Options will terminate and have no further force or effect upon the earlier of (a) the expiration of three (3) months after the date of the Participant's termination of employment and (b) the expiration of the Option Term.

                  (5) If the Participant's employment with the Company does not terminate earlier, all Options not exercised shall terminate as of the expiration of the Option Term.

            (E) Change of Control. Notwithstanding any provision contained in the Plan or this Award Agreement to the contrary, upon a Change of Control prior to the Participant's termination of employment, all Options that have not been terminated prior to the effective date of the Change of Control shall immediately vest and become exercisable and shall remain exercisable until the earlier of (a) the expiration of the Option Term and (b) the second anniversary of the Participant's termination of employment with the Company.

            (F) Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to Shares subject to the Options (including voting rights) until such time that the Option Price has been paid in full and the Shares have been issued and delivered to the Participant. No adjustment shall be made for dividends or other rights for which the record date is prior to such date, except as provided in Section 13 of the Plan.

            (G) Transferability. The Options are not transferable other than by last will and testament, by the laws of descent and distribution pursuant to a domestic relations order, or as otherwise permitted under Section 12 of the Plan. Further, except as set forth in Section 12(b) of the Plan, during the Participant's lifetime, the Options shall be exercisable only by the Participant, or in the event of the Participant's legal incapacity, the Participant's legal guardian or representative.

            (H)   Miscellaneous

                  (1) The Plan provides a complete description of the terms and conditions governing all Awards granted thereunder. This Award Agreement and the rights of the Participant hereunder are subject to the terms and conditions of the Plan, as amended from time to time, and to such rules and regulations as the Committee may adopt under the Plan. If there is any inconsistency between the terms of this Award Agreement and the terms of the Plan, the Plan's terms shall supersede and replace the conflicting terms of this Award Agreement.

                  (2) The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to the exercise of the Option as it deems necessary or advisable under applicable federal securities laws, the rules and regulations of any stock exchange or market upon which such Shares are then listed or traded, and/or any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Award Agreement, all of which shall be binding upon the Participant.

                  (3) The Board may at any time, or from time to time, terminate, amend, modify or suspend the Plan, and the Board or the Committee may amend or modify this Award Agreement at any time; provided, however, that no termination, amendment, modification or suspension shall materially and adversely alter or impair the rights of the Participant under this Award Agreement, without the Participant's written consent.

                  (4) As the Option Price is equal to the Fair Market Value of a Share, the Options are intended to be exempt from
                        Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance promulgated thereunder ("Section 409A"). Notwithstanding the foregoing or any provision of the Plan or this Award Agreement, if any provision of this Award Agreement or the Plan contravenes Section 409A or could cause the Participant to incur any tax, interest or penalties under Section 409A, the Committee may, in its sole discretion and without the Participant's consent, modify such provision to (i) comply with, or avoid being subject to, Section 409A, or to avoid the incurrence of taxes, interest and penalties under Section 409A, and/or
                        (ii) maintain, to the maximum extent practicable, the original intent and economic benefit to the Participant of the applicable provision without materially increasing the cost to the Company or contravening the provisions of Section 409A. This Section H(4) does not create an obligation on the part of the Company to modify the Plan or this Award Agreement and does not guarantee that the Options will not be subject to taxes, interest and penalties under Section 409A.

                  (5) Delivery of the Shares underlying the Options upon exercise will be subject to the Participant satisfying all applicable federal, state, local and foreign tax obligations (including the Participant's FICA obligation). The Company shall have the power and the right to deduct or withhold from all amounts payable to the Participant in connection with the Options or otherwise, or require the Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes required by law. Further, the Company may permit or require the Participant to satisfy, in whole or in part, the tax obligations by withholding Shares that would otherwise be received upon exercise of the Options.

                  (6) This Award Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, or as the Committee determines are advisable. The Participant agrees to take all steps the Company determines are necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Award Agreement.

                  (7) All obligations of the Company under the Plan and this Award Agreement, with respect to the Awards, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

                  (8) To the extent not preempted by federal law, this Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

            (I) Acceptance of Award. Acceptance of this Award requires no action on the part of the Participant and the Participant will be deemed to have agreed to all terms and conditions hereof. If the Participant, however, desires to refuse the Award, the Participant must notify the Company in writing. Such notification should be sent to CIT Group Inc., Human Resources Department, 1 CIT Drive, Livingston, New Jersey 07039, no later than thirty (30) days after receipt of this Award Agreement.

                  IN WITNESS WHEREOF, this Award Agreement has been executed by the Company by one of its duly authorized officers as of the Date of Award.

                                 CIT Group Inc.

                                 By ______________________
                                    Name:
                                    Title: